# Goldman Sachs Funds

GLOBAL SECTOR FUNDS

*Semiannual Report April 30, 2002*

Long-term capital growth potential through investments in equity securities of domestic and foreign companies

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Market Review

Dear Shareholder,

During the six-month reporting period, stocks around the world exhibited surprising resiliency. Despite the aftermath of September 11 terrorist attacks, weak corporate profits, and accounting concerns, the equity markets in both the United States and abroad held up relatively well, with several pockets of opportunity.

■	Economic Review — As the reporting period began, we were in the midst of the first global recession in a decade. While it was initially assumed that this was triggered by the September 11 terrorist attacks, economic data pointed to the contraction beginning in March of 2001. To stimulate the economy, the Federal Reserve Board (the “Fed”) lowered interest rates a record 11 times during 2001, including four times following the attacks. Central banks overseas also eased rates in hopes of reviving their respective economies.

As the period progressed, there was mounting evidence that an economic recovery was taking place. The U.S. gross domestic product (GDP) rose at an annualized rate of 1.7% in the fourth quarter of 2001, and then by an estimated 5.8% during the first quarter of 2002. The Fed has held interest rates steady since November of 2001, and shifted its bias from one of weakness to neutrality. As the period drew to a close, economic data gave rise to concerns that the recovery may be somewhat fragile and a rebound may be sluggish. A decline in consumer confidence, poor stock market performance, and high unemployment rates all contributed to the possibility that the global recovery could be more moderate than was initially expected.

■	Market Review — Given the uncertainties around the globe, the equity markets in both the United States and internationally performed relatively well. During the six-month period that ended April 30, 2002, the S&P 500 Index returned 2.31% and the MSCI World IndexSM gained 3.47%.

The equity markets began the reporting period on a positive note, as signs of an economic rebound emerged. The markets then gave back some of their gains during the first two months of 2002. This was largely due to concerns regarding the accounting irregularities following the bankruptcies of Enron and Global Crossing, and mixed signals on the economic front. The markets surged ahead yet again in March, as more promising economic data was released and investors were hopeful that this would lead to stronger corporate profits as the year progressed. However, the period ended on a down note for many equity markets. Weak earnings, worries over corporate debt, and questions about accounting issues loomed over the market. Consumer sentiment also took a step backwards, due to higher gas prices, rising unemployment, and unrest in the Middle East.

Given the fluctuations in the markets, we would urge you to work closely with your investment professional, maintain a long-term view of your investments, and maintain a diversified portfolio. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David W. Blood Head, Goldman Sachs Asset Management

May 9, 2002

GOLDMAN SACHS GLOBAL SECTOR FUNDS

What Distinguishes Goldman Sachs’
Approach to Sector Investing?

The Goldman Sachs Global Equity Team believes that strong, consistent results from sector investing are best achieved through expert stock selection performed by sector research teams working together on a global scale. Our goal is to leverage the depth and breadth of these teams to provide access to Goldman Sachs Asset Management's best investment ideas within each sector worldwide.

1	FOCUSED SECTOR RESEARCH TEAMS

■	Global sector research teams based in London, New York,Tampa,Tokyo and Singapore

■	Experience and expertise of our sector research teams enables us to evaluate a broad universe of potential sector investments within a global context

■	Regional presence contributes to market expertise

2	BOTTOM – UP STOCK SELECTION

In building global sector portfolios, our sector research teams:

■	Identify their best investment ideas within each sector on a global basis

■	Compare a global universe of companies within similar industries to identify the most attractive opportunities

■	Perform rigorous research on local companies within the context of global trends

3	DISCIPLINED PORTFOLIO CONSTRUCTION

Portfolio construction is particularly important when constructing sector specific portfolios. Advantages of our stringent portfolio construction process include:

■	Effective implementation of research views

■	Construction of focused portfolios positioned to capitalize on key demographic and economic trends

■	Maintaining a flexible investment approach, providing the ability to invest in large-cap, mid-cap, small-cap and emerging markets securities

RESULT

Global sector portfolios that provide investors access to
Goldman Sachs Asset Management's best investment ideas within the consumer growth, financial services, health sciences, infrastructure and resources, and technology sectors on a global scale.

FUND BASICS

Global Consumer Growth Fund
as of April 30, 2002

PERFORMANCE REVIEW

November 1, 2001–	Fund Total Return	MSCI	MSCI World Consumer Staples
April 30, 2002	(based on NAV)[1]	World Index[2]	& Discretionary Index[3]

Class A	7.78%	3.47%	13.01%

Class B	7.46	3.47	13.01

Class C	7.46	3.47	13.01

Institutional	8.10	3.47	13.01

Service	7.77	3.47	13.01

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[3]	A customized index for the Global Consumer Growth Fund is currently comprised of a blend of selected components within the MSCI World Consumer Staples + MSCI World Consumer Discretionary Indices. Customized composites are at our discretion and are subject to change. The customized index is quoted at month-end with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 3/31/02	Class A	Class B	Class C	Institutional	Service

One Year	–8.41%	–8.42%	–4.56%	–2.50%	–2.90%

Since Inception	–8.37	–7.42	–3.58	–2.49	–2.88
(3/30/01)

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 4/30/02

	% of total
Holding	Net Assets	Line of Business

Harrah's Entertainment, Inc.	4.3%	Hotels, Restaurants and Leisure

Wal-Mart Stores, Inc.	3.8	Retailing

Viacom, Inc. Class B	3.7	Media

VNU NV	3.5	Media

Nestle SA B Shares	3.5	Food, Beverage and Tobacco

Cendant Corp.	3.4	Commercial Services and Supplies

AOL Time Warner, Inc.	3.4	Media

Starwood Hotels & Resorts Worldwide, Inc.	3.3	Hotels, Restaurants and Leisure

PepsiCo, Inc.	2.7	Food, Beverage and Tobacco

Mediaset SpA	2.4	Media

The top 10 holdings may not be representative of the Fund's future investments.

PORTFOLIO RESULTS

Global Consumer Growth Fund

Dear Shareholder,

We would like to take this opportunity to report on the performance of the Goldman Sachs Global Consumer Growth Fund for the six-month period that ended April 30, 2002.

Performance Review

Over the six-month period that ended April 30, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 7.78%, 7.46%, 7.46%, 8.10%, and 7.77%, respectively. These returns compare to the 3.47% and 13.01% cumulative total returns of the MSCI World Index and the customized blended index comprised of the MSCI World Consumer Staples and Discretionary Indices, respectively.

The Fund's underperformance versus the MSCI World Consumer Staples and Discretionary Index was largely due to the Fund's overweight position in stocks such as Sprint PCS Group and Crown Castle International Corp. Sprint was adversely affected by general concerns over the wireless competitive environment. Crown Castle, the world's largest operator of wireless communication towers, was hit by increased fears of delays in third generation mobile phones.

Among the Fund's best performers were stocks in cyclical sectors, which rallied on expectations of an economic recovery late in 2001. Starwood Hotels and Resorts Worldwide, Inc., the hotel operator, and Harrah's Entertainment, Inc., the U.S. casino operator, recovered strongly from their September lows, driven by the resilience of U.S. consumer spending in hotels and leisure. Likewise, very strong performance came from media stocks, including NRJ Group, a French radio broadcaster, and Mediaset SpA, the leading Italian commercial TV company. Another key contributor to performance was Adecco SA, a Swiss staffing agency, which rallied on signs that unemployment levels in the U.S. are bottoming.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the consumer products and services sectors.

Portfolio Positioning

To identify securities for the Fund's portfolio we perform rigorous, fundamental research to target companies that we believe are well positioned to capitalize on rising consumer discretionary income, and that can deliver sustainable, long-term growth rates. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent management teams.

PORTFOLIO RESULTS

Portfolio Highlights

■	VNU NV — VNU is the world's largest market research company, which focuses on retail and TV audience measurement. The company also manages directory businesses in six countries and leading business magazines in Europe and the U.S. We believe VNU is extremely well positioned to benefit from its leading position in each of its markets, all of which demonstrate good growth prospects throughout the economic cycle.

■	Starwood Hotels & Resorts Worldwide, Inc. — Starwood is an emerging lodging leader and we believe is ideally situated to benefit from very favorable fundamentals in the U.S. lodging industry over the next several years. Starwood has several internal initiatives, such as extensive hotel refurbishment, and opportunities that we feel make its story currently the most attractive in the industry.

■	NRJ Group — NRJ has emerged as the leading French radio station broadcaster and is using its expertise to penetrate regulated markets across Europe. Its strategy is to maintain its domestic dominance while gaining strong positions abroad prior to market deregulation. We believe that the radio industry is the most attractive in the advertising sector, and continue to overweight NRJ.

Portfolio Outlook

The portfolio has maintained its overweight in Media and other cyclical subsectors on the expectation of a recovery in global growth. As recently as two months ago, the market was focused on the possibility of a "double dip" (where growth is temporarily boosted but then begins to falter). We believe this is unlikely and feel the economic upturn is progressing as indicated by the weight of positive economic data over the past two months. We maintain our view that the environment looks supportive for global equity markets as final demand accelerates, and the lagged effects of interest rate cuts from 2001 continue to feed into the global economy.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

May 9, 2002

FUND BASICS

Global Financial Services Fund
as of April 30, 2002

PERFORMANCE REVIEW

November 1, 2001–	Fund Total Return	MSCI	MSCI World
April 30, 2002	(based on NAV)[1]	World Index[2]	Financials Index[3]

Class A	9.65%	3.47%	8.60%

Class B	9.35	3.47	8.60

Class C	9.35	3.47	8.60

Institutional	10.06	3.47	8.60

Service	9.67	3.47	8.60

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[3]	The MSCI World Financials Index, quoted at month-end with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 3/31/02	Class A	Class B	Class C	Institutional	Service

One Year	–2.17%	–2.01%	2.00%	4.22%	3.74%

Since Inception	–2.16	–1.00	2.98	4.20	3.71
(3/30/01)

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TOP 10 HOLDINGS AS OF 4/30/02

	% of total
Holding	Net Assets	Line of Business

AMBAC Financial Group, Inc.	4.6%	Diversified Financials

UniCredito Italiano Spa	4.4	Banks

Bank of Ireland	4.3	Banks

Citigroup, Inc.	4.3	Diversified Financials

ING Groep NV	4.3	Diversified Financials

The Charles Schwab Corp.	4.1	Diversified Financials

Federal Home Loan Mortgage Corp.	4.1	Diversified Financials

Intuit, Inc.	3.4	Software and Services

The Principal Financial Group, Inc.	3.3	Diversified Financials

Barclays PLC	3.2	Banks

The top 10 holdings may not be representative of the Fund's future investments.

PORTFOLIO RESULTS

Global Financial Services Fund

Dear Shareholder,

We would like to take this opportunity to report on the performance of the Goldman Sachs Global Financial Services Fund for the six-month period that ended April 30, 2002.

Performance Review

Over the six-month period that ended April 30, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 9.65%, 9.35%, 9.35%, 10.06%, and 9.67%, respectively. These returns compare favorably to the 3.47% and 8.60% cumulative total returns of the MSCI World Index and the MSCI World Financials Index, respectively.

The Fund's top contributors to performance over the period were the Bank of Ireland, UniCredito Italiano Spa, and CheckFree Corp. Bank of Ireland continued to perform well, as investors gradually adopted the view that the country's economy will keep growing at a faster rate than its European peers, translating into higher loan growth for Irish banks. Moreover, Bank of Ireland reported strong gains in mortgage lending and relatively stable credit quality. UniCredito Italiano, Italy's second largest retail bank, benefited from the unveiling of a new divisional structure and a high degree of credibility regarding its earnings targets for 2002. CheckFree Corp., a U.S. electronic payment services provider, also enhanced results, as it announced better-than-expected quarterly results. The stock also benefited from Bank of America's announcement that it would promote online payment services provided by CheckFree Corp.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the financial services sector.

Portfolio Positioning

To identify securities for the Fund's portfolio we perform rigorous, fundamental research to target companies that we believe have the ability to dominate their industry through steady asset accumulation, specialization in a product or service, or consolidation. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent company management teams.

Portfolio Highlights

■	AMBAC Financial Group, Inc. —AMBAC provides financial guarantee insurance and financial management services to states and municipalities. The company is highly cash-generative, with a durable business model, good revenue growth visibility, and transparent accounting. We believe AMBAC is well positioned to benefit from strong structural demand for its products.

PORTFOLIO RESULTS

■	Bank of Ireland — Bank of Ireland is one of two key banks in Ireland. The company has benefited from the ongoing strength of the Irish economy. Bank of Ireland is also a relatively defensive bank, which has helped it in uncertain markets. The company boasts a solid loan book, due to its stringent requirements, and with just over half its loans in mortgages.

■	Intuit, Inc. — Intuit produces personal software and is the leading player in the US tax software market. The demand for tax software is rapidly expanding, as regulations become increasingly complicated and the number of people filing tax reports electronically increases. We believe Intuit is very well positioned to benefit from this growth.

Portfolio Outlook

Our outlook for the financial services sector remains positive. We believe that investors will continue to favor the sector for three reasons. First, bank earnings are safe and positive compared to the broader equity market. Second, valuations are still attractive, with the sector trading at a discount to the broader market on a price-to-earnings (PE) basis. Third, we do not feel that rising interest rates will trigger underperformance through increasing levels of bad debts.

Historically, during periods of significant economic growth, the Fed has raised interest rates to contain inflation. Rising interest rates have traditionally signaled rising levels of bad debts for banks, leading to underperformance for the sector. However, there are a variety of reasons why we don't think this will be the case as the year progresses. Macroeconomic conditions have been weak, and we believe that future interest rate hikes will simply bring rates back to their normalized levels, and will signal a return to typical economic growth. This should lead to decreasing bad debts for banks, and increasing demand from a healthier corporate sector.

This positive view is reflected in the Fund's holding of high quality banks with solid balance sheets, good credit quality, strong management, and encouraging revenue prospects. The Fund is also investing in areas where we see significant long-term growth, such as Ireland and South Korea. We feel both of these countries should benefit from higher-than-average economic activity in the coming years.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

May 9, 2002

FUND BASICS

Global Health Sciences Fund
as of April 30, 2002

PERFORMANCE REVIEW

November 1, 2001–	Fund Total Return	MSCI	MSCI World
April 30, 2002	(based on NAV)[1]	World Index[2]	Health Care Index[3]

Class A	–11.81%	3.47%	–3.95%

Class B	–12.04	3.47	–3.95

Class C	–11.95	3.47	–3.95

Institutional	–11.46	3.47	–3.95

Service	–11.70	3.47	–3.95

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[3]	The MSCI World Health Care Index, quoted at month-end with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 3/31/02	Class A	Class B	Class C	Institutional	Service

One Year	–12.00%	–12.03%	–8.23%	–6.30%	–6.70%

Since Inception	–11.94	–11.05	–7.26	–6.27	–6.66
(3/30/01)

[4]	The Standardized Total Returns are average annual total returns as of the most recent month-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TOP 10 HOLDINGS AS OF 4/30/02

	% of total
Holding	Net Assets	Line of Business

Novartis AG	5.5%	Pharmaceuticals and Biotechnology

Pfizer, Inc.	5.4	Pharmaceuticals and Biotechnology

GlaxoSmithKline PLC	5.0	Pharmaceuticals and Biotechnology

Johnson & Johnson	4.6	Pharmaceuticals and Biotechnology

Eli Lilly & Co.	4.5	Pharmaceuticals and Biotechnology

Wyeth	4.3	Pharmaceuticals and Biotechnology

Tenet Healthcare Corp.	3.1	Health Care Equipment and Services

Amgen, Inc.	3.0	Pharmaceuticals and Biotechnology

Pharmacia Corp.	2.7	Pharmaceuticals and Biotechnology

HCA, Inc.	2.6	Health Care Equipment and Services

The top 10 holdings may not be representative of the Fund's future investments.

PORTFOLIO RESULTS

Global Health Sciences Fund

Dear Shareholder,

We would like to take this opportunity to report on the performance of the Goldman Sachs Global Health Sciences Fund for the six-month period that ended April 30, 2002.

Performance Review

Over the six-month period that ended April 30, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of –11.81%, –12.04%, –11.95%, –11.46%, and –11.70%, respectively. These returns compare to the 3.47% and –3.95% cumulative total returns of the MSCI World Index and the MSCI World Health Care Index, respectively. As these returns indicate, it has been a challenging period in the global health sciences sector.

The past six months have been an unusually volatile period for the health care industry. Accounting concerns and patent issues overshadowed the sector, which traditionally has been marked by superior earnings visibility and above-average transparency in accounting. This negative trend for the pharmaceutical industry in general was amplified by the Fund's exposure to stocks that we believed were best poised to benefit from an economic rebound. However, our expectation of a recovery in the biotechnology industry has not yet materialized, while prolonged economic skepticism in the market resulted in a retreat to more defensive stocks within the sector.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the health sciences sector.

Portfolio Positioning

To identify securities for the Fund’s portfolio we perform rigorous, fundamental research to target companies that we believe are well positioned to capitalize on the aging demographics of developed nations, scientific discoveries in genomics, and the increased demand for lower-cost health care treatments. In particular, we seek organizations that possess strong business franchises with dominant market share, strong pricing power, predictable, recurring revenue streams, and excellent management teams.

Portfolio Highlights

■	Tenet Healthcare Corp. —The share price of this U.S.-based hospital group has significantly risen since its purchase, making it one of the Fund's best performers over the period. Tenet's stock benefited from a consistently good earnings record, and exceeded market expectations with excellent results during its third quarter. Also, the company confirmed the continuation of superior growth for the full year, and gave an encouraging outlook for their coming fiscal period.

PORTFOLIO RESULTS

■	Novartis AG — Novartis is the world's fourth largest pharmaceutical company. Based in Switzerland, the group focuses on cardiovascular, oncological, and musculosceletal drug treatment, and also has exposure to the generics market. The main driver of its rising share price was a very solid performance of existing drugs, and several FDA approvals. Compared to its peers, Novartis' products have low patent expiry risk, and the company's pipeline promises several exciting drugs to be launched in the near future.

■	UnitedHealth Group, Inc. — This U.S.-based health care provider was another strong performer for the Fund. The major theme of its success has been the announcement of record first quarter results. In addition, it announced several new contract agreements with smaller health care providers, which are expected to fuel its future growth.

Portfolio Outlook

We believe that the currently difficult environment for pharmaceuticals and especially bio-technology companies will improve later during the year. It's our opinion that biotechnological methods in research and development will increasingly be in demand, and the rising trend to outsource those efforts will eventually benefit the Biotech industry as a whole. At the same time, we continue to believe in the long-term positive outlook for the pharmaceutical industry in general, and feel that the current environment will favor stocks with stable near-term earnings prospects, and low patent expiry risks.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

May 9, 2002

FUND BASICS

Global Infrastructure and Resources Fund
as of April 30, 2002

PERFORMANCE REVIEW

			MSCI World Energy, Materials,
November 1, 2001–	Fund Total Return	MSCI	Industrials, Utilities and
April 30, 2002	(based on NAV)[1]	World Index[2]	Telecommunication Index[3]

Class A	9.80%	3.47%	2.30%

Class B	9.60	3.47	2.30

Class C	9.47	3.47	2.30

Institutional	10.11	3.47	2.30

Service	9.91	3.47	2.30

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[3]	A customized index for the Global Infrastructure & Resources Fund is currently comprised of a blend of selected components within the MSCI World Energy + MSCI World Materials + MSCI World Industrials + MSCI World Utilities Index + MSCI World Telecommunications Services Indices. Customized composites are at our discretion and are subject to change. The customized index is quoted at month-end with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/02	Class A	Class B	Class C	Institutional	Service

One Year	–8.22%	–8.23%	–4.37%	–2.30%	–2.70%

Since Inception	–8.18	–7.23	–3.38	–2.29	–2.69
(3/30/01)

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TOP 10 HOLDINGS AS OF 4/30/02

	% of Total
Holding	Net Assets	Line of Business

Total Fina Elf SA Class B	4.2%	Energy

Exxon Mobil Corp.	4.1	Energy

Vodafone Group PLC	3.9	Telecommunication Services

European Aeronautic Defence & Space Co.	3.1	Capital Goods

Royal Dutch Petroleum Co.	3.1	Energy

ENI SpA	2.8	Energy

Impala Platinum Holdings Ltd.	2.7	Materials

Alcoa, Inc.	2.6	Materials

Exelon Corp.	2.6	Utilities

American Standard Companies, Inc.	2.6	Materials

The top 10 holdings may not be representative of the Fund's future investments.

PORTFOLIO RESULTS

Global Infrastructure and Resources Fund

Dear Shareholder,

We would like to take this opportunity to report on the performance of the Goldman Sachs Global Infrastructure and Resources Fund for the six-month period that ended April 30, 2002.

Performance Review

Over the six-month period that ended April 30, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 9.80%, 9.60%, 9.47%, 10.11%, and 9.91%, respectively. These returns compare favorably to the 3.47% and 2.30% cumulative total returns of the MSCI World Index and the customized blended index comprised of the MSCI World Energy, Materials, Industrials, Utilities and Telecommunications Services Indices, respectively.

The Fund's outperformance was due to strong stock selection in most regions, particularly North America and Europe. Among the top contributors to performance were Porsche AG, easyJet PLC, United Technologies Corp., and Impala Platinum Holdings Ltd. The Fund's significant underweight positions in Tyco International Ltd., General Electric Co., and WorldCom Group also contributed positively to its results.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the infrastructure and resources sectors.

Portfolio Positioning

To identify securities for the Fund's portfolio we seek companies that are trading at attractive valuations relative to their true intrinsic value. To identify companies with the most attractive combination of quality and value — and to further capitalize on the inefficiencies in the global markets — our team performs in-depth fundamental research and compares relative valuations of companies with the same industries, across different regions.

Portfolio Highlights

■	European Aeronautic Defence & Space Co. (EADS) —Among the Fund's core holdings is EADS, a European aviation company. The stock performed well over the period on the back of stronger air traffic numbers, as the industry recovers in the aftermath of September 11.

■	Impala Platinum Holdings Ltd. — We purchased Impala Platinum at the end of March. We believe this South African platinum mining company will benefit from strong platinum prices that are up approximately 15% year-to-date, bucking the general commodity price trend which has been lower.

PORTFOLIO RESULTS

■	easyJet PLC — easyJet, a low-cost airline, has been a strong performer, despite the troubles affecting the larger national carriers. easyJet is expected to be able to exploit openings at major airports, such as Gatwick, that should become available as a result of reduced flights by national carriers. The company also recently announced the acquisition of GO, rival low-cost airline in Europe.

Portfolio Outlook

As in previous cycles, we expect to see some mixed economic data as the global economy continues to recover. However, we are encouraged by the broad array of improving economic data. We continue to see clear signs of recovery in the US economy, as job expectations, the key driver of consumer expectations and consumer spending, are at their highest level since September of 2000. This is consistent with continuing strength in spending, with real consumption growth remaining in the 4-5% range. Inflation currently remains subdued, which is positive, but as growth improves this may well become more of a focus for markets.

We believe that Europe's economic recovery may lag that of the U.S. and that political uncertainty associated with elections in France and Germany may also dampen confidence in the near term. In the U.K., the government's decision to increase expenditure on the health services sector and other public sectors is expected to support economic activity. Japan continues to have deep-seated structural problems, which it continues to fail to tackle, but it is nevertheless enjoying a cyclical upturn.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Investment Team

May 9, 2002

FUND BASICS

Global Technology Fund
as of April 30, 2002

PERFORMANCE REVIEW

November 1, 2001–	Fund Total Return	MSCI	MSCI World Information
April 30, 2002	(based on NAV)[1]	World Index[2]	Technology Index[3]

Class A	–9.83%	3.47%	–11.42%

Class B	–10.10	3.47	–11.42

Class C	–10.22	3.47	–11.42

Institutional	–9.67	3.47	–11.42

Service	–9.94	3.47	–11.42

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance assumes the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[3]	MSCI World Information Technology Index, quoted at month-end with income reinvested and, in contrast to the Fund, is shown without the deduction of any expenses.

STANDARDIZED TOTAL RETURNS [4]

For the period ending 3/31/02	Class A	Class B	Class C	Institutional	Service

One Year	–19.13%	–19.10%	–15.79%	–14.04%	–14.34%

Since Inception	–19.04	–18.16	–14.86	–13.97	–14.27
(3/30/01)

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TOP 10 HOLDINGS AS OF 4/30/02

	% of total
Holding	Net Assets	Line of Business

Dell Computer Corp.	5.0%	Technology Hardware and Equipment

Microsoft Corp.	4.9	Software and Services

Texas Instruments, Inc.	4.9	Technology Hardware and Equipment

Cisco Systems, Inc.	3.9	Technology Hardware and Equipment

QUALCOMM, Inc.	3.8	Technology Hardware and Equipment

Intel Corp.	3.5	Technology Hardware and Equipment

Nokia Oyj	3.2	Technology Hardware and Equipment

SAP AG	3.1	Software and Services

Intuit, Inc.	3.1	Software and Services

Sabre Holdings Corp.	2.9	Commercial Services and Supplies

The top 10 holdings may not be representative of the Fund's future investments.

PORTFOLIO RESULTS

Global Technology Fund

Dear Shareholder,

We would like to take this opportunity to report on the performance of the Goldman Sachs Global Technology Fund for the six-month period that ended April 30, 2002.

Performance Review

Over the six-month period that ended April 30, 2002, the Fund's Class A, B, C, Institutional, and Service Shares generated total cumulative returns, without sales charges, of –9.83%, –10.10%, –10.22%, –9.67%, and –9.94%, respectively. These returns compare to the 3.47% and –11.42% cumulative total returns of the MSCI World Index and the MSCI World Information Technology Index, respectively. As these returns indicate, it has been an extremely challenging period in the global technology sector.

Among the Fund’s largest contributors to performance were Samsung Electronics Co. Ltd., which continued to benefit from its increased market share in the global handset market, and Integrated Circuit Systems, Inc., a U.S.-based semiconductor company that produces timing devices. In the software sector, Business Objects SA ADR enhanced results, as its portfolio of business intelligence products continued to find favor with enterprises undergoing cost-cutting measures. Symantec Corp.’s broad product portfolio enabled it to benefit from the increased emphasis placed on data security by both corporations and consumers.

The Fund’s largest detractors to performance included Sprint PCS Group, a U.S. mobile phone operator that was subsequently eliminated from the portfolio. Sprint underperformed on concerns over the growth prospects for the U.S. wireless sub-sector. This uncertainty led to a widespread sell-off across the sub-sector, including QUALCOMM, Inc. Our underweight positions in large benchmark companies such as Intel Corp.; Motorola, Inc.; and Canon, Inc. also hindered results towards the end of the period. While Intel is one of the Fund’s largest holdings, our strategy of providing a diversified exposure to technology led us to underweight the stock versus the MSCI World Information Technology Index. Our overweight position in VeriSign, Inc. also detracted from performance, as the company announced disappointing earnings, highlighting a greater level of cyclicality in the business than we had previously anticipated. Our reduced confidence in management together with revised expectations led us to sell out of the company.

Investment Focus

The Fund seeks long-term growth of capital. The investment management team focuses on equity securities of domestic and foreign companies that offer the potential for long-term capital appreciation, with a primary focus on the technology sector.

Portfolio Positioning

We seek companies that we believe are best positioned to capture an increasing proportion of information technology (IT) spending. Our philosophy is based on the belief that, over time, spending on innovative, productivity-enhancing technology will grow. This has not been the case since the Fund’s inception, as technology spending has not been growing, but instead contracting. However, we have not changed our strategy of investing in technology companies that we believe are best positioned over the long term. We remain focused and selective as we move through a period during which the strength of a company’s franchise, market position, and proprietary technology has become increasingly important. We believe a key strength of

PORTFOLIO RESULTS

our process is our 21-person research team around the world, which enables us to identify high quality companies with these characteristics.

Portfolio Highlights

■	Texas Instruments, Inc. — We believe the company's dominance in digital signal processing positions it to benefit from the migration to the next generation of wireless technology. Furthermore, we feel that it will benefit from the anticipated battle between Nokia and Microsoft in the mobile phone arena over the next few years.

■	QUALCOMM, Inc. — QUALCOMM is the innovator of CDMA (Code Division Multiple Access) technology that is used extensively in the wireless industry. Despite recent weakness, we continue to believe in the company’s long-term fundamentals. The royalties received from its broad patent portfolio leave it extremely well positioned to become the standard of choice for next generation wireless technology.

■	Sabre Holdings Corp. — Sabre is the global leader in the IT infrastructure used by much of the airline industry, and is the market leader in literally every channel of electronic travel distribution. We believe that the company will continue to gain market share, due to its technological leadership and early lead in leveraging the Internet as an emerging travel distribution channel. We also feel that Sabre is well positioned to benefit from consolidation in the industry.

Portfolio Outlook

We continue to believe that the long-term outlook for technology investing remains positive, and that the companies that we own are well positioned to benefit from a recovery in demand. Although leading macroeconomic indicators around the world are encouraging, the potential timing and magnitude of the recovery remains uncertain.

We acknowledge that any recovery in IT spending is likely to lag an upturn in the economic cycle, as corporations will want to gain confidence in the sustainability of their improved earnings before embarking on new expenditure plans. Many firms have drawn down their inventory levels and taken strict measures to align their cost bases with the weaker demand environment. As such, any pick-up in production should quickly feed through to higher margins and improving corporate profitability, in turn bringing increased confidence to IT budgets.

However, we caution that the short-term volatility cannot be ruled out. While we believe we are edging ever closer to an upturn in the economy, visibility of earnings for many companies in the sector remains limited. Consequently, we would expect to see further negative corporate news as we head into the summer. However, given our belief that the economy is showing signs of an imminent turn, we are taking advantage of any weakness to add to our positions in stocks where we have the highest conviction.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Technology Investment Team

May 9, 2002

GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Performance Summary
April 30, 2002 (Unaudited)

The following graph shows the value, as of April 30, 2002, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Consumer Growth Fund. For comparative purposes, the performance of the Morgan Stanley Capital International (MSCI) World IndexSM and the customized Morgan Stanley Capital International (MSCI) World Consumer Staples and Consumer Discretionary Index with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Consumer Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to April 30, 2002.

Aggregate Total Return through April 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-5.80%	-14.13%	7.78%
Including sales charges	-10.96%	-18.86%	1.84%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-6.40%	-14.68%	7.46%
Including contingent deferred sales charges	-10.14%	-18.94%	2.46%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-6.40%	-14.68%	7.46%
Including contingent deferred sales charges	-6.40%	-15.53%	6.46%

Institutional Class (commenced March 30, 2001)	-5.20%	-13.66%	8.10%

Service Class (commenced March 30, 2001)	-5.70%	-14.12%	7.77%

(a)	Not annualized

 GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Statement of Investments
April 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%

China – 1.1%
135,000	Denway Motors Ltd. (Automobiles & Components)	$40,245

France – 6.6%
1,534	Castorama Dubois Investissement SA (Retailing)	85,364
4,638	NRJ Group (Media)	91,878
796	Pernod-Ricard SA (Food Beverage & Tobacco)	73,468

		250,710

Italy – 2.9%
11,000	Mediaset SpA (Media)	92,116
386	Tod’s SpA (Consumer Durables & Apparel)	19,117

		111,233

Japan – 11.3%
2,000	Fuji Photo Film Co. Ltd. (Consumer Durables & Apparel)	63,524
5,000	Isetan Co. Ltd. (Retailing)	48,733
3,000	Kao Corp. (Household & Personal Products)	58,620
1,200	Katokichi Co. Ltd. (Food Beverage & Tobacco)	18,497
3,100	Komeri Co. Ltd. (Retailing)	75,295
1,400	KOSE Corp. (Hotels Restaurants & Leisure)	42,832
2,000	Paris Miki, Inc. (Retailing)	42,427
4,000	Sharp Corp. (Consumer Durables & Apparel)	55,459
1,000	Skylark Co. Ltd. (Hotels Restaurants & Leisure)	20,046

		425,433

Korea – 0.4%
540	Hyundai Department Store Co. Ltd. (Retailing)	17,050

Netherlands – 6.3%
382	Gucci Group (Consumer Durables & Apparel)	36,977
1,031	Unilever NV (Food Beverage & Tobacco)	66,378
4,397	VNU NV (Media)	132,635

		235,990

Spain – 1.3%
2,305	Industria de Diseno Textil SA (Inditex)* (Retailing)	47,509

Sweden – 1.0%
1,976	Securitas AB Series B (Commercial Services & Supplies)	36,678

Switzerland – 5.7%
1,357	Adecco SA (Commercial Services & Supplies)	85,772
553	Nestle SA Class B (Food Beverage & Tobacco)	130,607

		216,379

United Kingdom – 6.4%
7,078	British Sky Broadcasting Group PLC* (Media)	79,179
7,837	Compass Group PLC (Hotels Restaurants & Leisure)	48,744
1,135	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	27,444
15,146	Tesco PLC (Food & Drug Retailing)	58,022
16,732	Vodafone Group PLC (Telecommunication Services)	26,992

		240,381

United States – 53.4%
6,700	AOL Time Warner, Inc.* (Media)	127,434
7,100	Cendant Corp.* (Commercial Services & Supplies)	127,729
1,500	Clear Channel Communications, Inc.* (Media)	70,425
700	Colgate-Palmolive Co. (Household & Personal Products)	37,107
900	Comcast Corp.* (Media)	24,075
12,000	Crown Castle International Corp.* (Telecommunication Services)	87,600
2,600	Entravision Communications Corp.* (Media)	37,700
500	Federal Home Loan Mortgage Corp. (Diversified Financials)	32,675
500	First Data Corp. (Commercial Services & Supplies)	39,745
3,300	Harrah’s Entertainment, Inc.* (Hotels Restaurants & Leisure)	162,228
1,900	Intuit, Inc.* (Software & Services)	74,442
2,400	Liberty Media Corp.* (Media)	25,680
1,400	Marriott International, Inc. (Hotels Restaurants & Leisure)	61,516
1,300	McDonald’s Corp. (Hotels Restaurants & Leisure)	36,920
400	Microsoft Corp.* (Software & Services)	20,904
2,000	PepsiCo, Inc. (Food Beverage & Tobacco)	103,800
700	Pfizer, Inc. (Pharmaceuticals & Biotechnology)	25,445
1,100	Philip Morris Companies, Inc. (Food Beverage & Tobacco)	59,873
900	QUALCOMM, Inc.* (Technology Hardware & Equipment)	27,144

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
1,200	Sabre Holdings Corp.* (Software & Services)	$55,800
1,900	Sprint Corp. (PCS Group)* (Telecommunication Services)	21,299
3,300	Starwood Hotels & Resorts Worldwide, Inc. (Hotels Restaurants & Leisure)	124,740
4,800	The Charles Schwab Corp. (Diversified Financials)	54,672
1,500	The Stanley Works (Consumer Durables & Apparel)	69,720
1,800	TMP Worldwide, Inc.* (Commercial Services & Supplies)	54,306
1,800	Univision Communications, Inc.* (Media)	71,928
1,100	USA Networks, Inc.* (Media)	32,901
3,000	Viacom, Inc. Class B* (Media)	141,300
2,600	Wal-Mart Stores, Inc. (Retailing)	145,236
1,100	Wm. Wrigley Jr. Co. (Food Beverage & Tobacco)	60,500

		2,014,844

TOTAL COMMON STOCKS
(Cost $3,633,245)		$3,636,452

TOTAL INVESTMENTS
(Cost $3,633,245)		$3,636,452

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Automobiles & Components	1.1%
Commercial Services & Supplies	9.1
Consumer Durables & Apparel	6.5
Diversified Financials	2.3
Food & Drug Retailing	1.6
Food Beverage & Tobacco	13.6
Hotels Restaurants & Leisure	13.2
Household & Personal Products	2.5
Media	24.6
Pharmaceuticals & Biotechnology	1.4
Retailing	12.2
Software & Services	4.0
Technology Hardware & Equipment	0.7
Telecommunication Services	3.6

TOTAL COMMON STOCK	96.4%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Performance Summary
April 30, 2002 (Unaudited)

The following graph shows the value, as of April 30, 2002, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Financial Services Fund. For comparative purposes, the performance of the Morgan Stanley Capital International (MSCI) World IndexSM and the Morgan Stanley Capital International (MSCI) World Financials Index with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Financial Services Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to April 30, 2002.

Aggregate Total Return through April 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced March 30, 2001)
Excluding sales charges	2.20%	-5.20%	9.65%
Including sales charges	-3.40%	-10.43%	3.65%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	1.69%	-5.67%	9.35%
Including contingent deferred sales charges	-2.31%	-10.38%	4.34%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	1.70%	-5.66%	9.35%
Including contingent deferred sales charges	1.70%	-6.60%	8.35%

Institutional Class (commenced March 30, 2001)	3.01%	-4.53%	10.06%

Service Class (commenced March 30, 2001)	2.43%	-5.07%	9.67%

(a)	Not annualized.

GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Statement of Investments
April 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%

Brazil – 1.1%
2,100	Unibanco - Uniao de Bancos Brasileiros SA GDR (Banks)	$51,450

France – 1.9%
1,285	BNP Paribas SA (Banks)	67,111
548	CNP Assurances (Insurance)	20,226

		87,337

Hungary – 1.3%
3,200	OTP Bank Rt. GDR (Banks)	56,800

Ireland – 8.5%
10,121	Allied Irish Banks PLC (Banks)	133,512
10,238	Anglo Irish Bank Corp. PLC (Banks)	55,128
16,872	Bank of Ireland (Banks)	195,982

		384,622

Italy – 6.0%
21,500	IntesaBci SpA (Banks)	69,501
43,000	UniCredito Italiano SpA (Banks)	199,405

		268,906

Japan – 2.7%
13,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	63,960
4,000	Sumisho Lease Co. Ltd. (Diversified Financials)	58,698

		122,658

Mexico – 1.0%
43,100	Grupo Financiero BBVA Bancomer SA de CV Series O* (Banks)	42,815

Netherlands – 4.3%
7,370	ING Groep NV (Diversified Financials)	194,444

South Korea – 1.8%
2,890	Hana Bank (Banks)	37,891
1,300	Samsung Securities Co. Ltd.* (Diversified Financials)	43,871

		81,762

Spain – 3.1%
12,003	Banco Bilbao Vizcaya Argentaria SA (Banks)	139,857

Sweden – 4.1%
29,134	Skandia Forsakrings AB (Insurance)	138,167
4,617	Skandinaviska Enskilda Banken AB Series A (Banks)	44,509

		182,676

Switzerland – 3.1%
2,546	Converium Holding AG (Insurance)	139,887

Thailand – 1.0%
29,100	Bangkok Bank Public Co. Ltd. – Alien Market* (Banks)	43,061

United Kingdom – 11.6%
12,504	Amvescap PLC (Diversified Financials)	131,318
16,924	Barclays PLC (Banks)	148,156
55,694	Legal & General Group PLC (Insurance)	127,567
4,101	Royal Bank of Scotland Group PLC (Banks)	117,559

		524,600

United States – 45.2%
3,300	AMBAC Financial Group, Inc. (Diversified Financials)	207,438
1,000	Bank of America Corp. (Banks)	72,480
2,700	CheckFree Corp.* (Commercial Services & Supplies)	54,972
4,500	Citigroup, Inc. (Diversified Financials)	194,850
2,800	Federal Home Loan Mortgage Corp. (Diversified Financials)	182,980
1,800	First Data Corp. (Commercial Services & Supplies)	143,082
3,900	Intuit, Inc.* (Software & Services)	152,802
3,800	J.P. Morgan Chase & Co. (Diversified Financials)	133,380
6,700	Koram Bank GDR* (Banks)	62,645
1,900	MBNA Corp. (Diversified Financials)	67,355
1,000	Morgan Stanley Dean Witter & Co. (Diversified Financials)	47,720
1,300	State Street Corp. (Diversified Financials)	66,443
1,500	SunGard Data Systems, Inc.* (Software & Services)	44,640
16,100	The Charles Schwab Corp. (Diversified Financials)	183,379
5,400	The Principal Financial Group, Inc.* (Diversified Financials)	150,120
3,300	U.S. Bancorp (Banks)	78,210
700	USA Education, Inc. (Diversified Financials)	67,095
1,400	XL Capital Ltd. (Insurance)	132,090

		2,041,681

TOTAL COMMON STOCKS
(Cost $4,093,215)		$4,362,556

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Statement of Investments (continued)
April 30, 2002 (Unaudited)

Shares	Description	Value
Preferred Stocks – 0.8%

South Korea – 0.8%
5,170	Daishin Securities Co. (Diversified Financials)	$37,301

TOTAL PREFERRED STOCKS
(Cost $46,891)		$37,301

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,140,106)		$4,399,857

Securities Lending Collateral

359,745	Boston Global Investment Trust – Enhanced Portfolio	$359,745

TOTAL SECURITIES LENDING COLLATERAL
(Cost $359,745)		$359,745

TOTAL INVESTMENTS
(Cost $4,499,851)		$4,759,602

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
GDR	—	Global Depository Receipt

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Banks	35.8%
Commercial Services & Supplies	4.4
Diversified Financials	39.1
Insurance	13.8
Software & Services	4.4

TOTAL COMMON AND PREFERRED STOCK	97.5%

† Industry concentrations greater than one tenth of one percent are disclosed.

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Performance Summary
April 30, 2002 (Unaudited)

The following graph shows the value, as of April 30, 2002, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Health Sciences Fund. For comparative purposes, the performance of the Morgan Stanley Capital International (MSCI) World IndexSM and the Morgan Stanley Capital International (MSCI) World Health Care Index with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Health Sciences Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to April 30, 2002.

Aggregate Total Return through April 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-13.40%	-16.41%	-11.81%
Including sales charges	-18.15%	-20.99%	-16.65%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-13.80%	-16.88%	-12.04%
Including contingent deferred sales charges	-17.25%	-21.03%	-16.44%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-13.80%	-16.80%	-11.95%
Including contingent deferred sales charges	-13.80%	-17.63%	-12.83%

Institutional Class (commenced March 30, 2001)	-12.70%	-15.81%	-11.46%

Service Class (commenced March 30, 2001)	-13.20%	-16.30%	-11.70%

(a)	Not annualized.

 GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Statement of Investments
April 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 96.9%

Belgium – 1.3%
1,999	Omega Pharma SA (Health Care Equipment & Services)	$89,640

Canada – 1.7%
3,000	Biovail Corp.* (Pharmaceuticals & Biotechnology)	113,310

India – 0.5%
1,700	Dr. Reddy’s Laboratories Ltd. ADR* (Pharmaceuticals & Biotechnology)	37,179

Israel – 1.5%
1,300	Taro Pharmaceutical Industries Ltd.* (Pharmaceuticals & Biotechnology)	28,530
1,300	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals & Biotechnology)	72,813

		101,343

Japan – 3.7%
3,000	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals & Biotechnology)	35,825
2,000	Kyroin Pharmaceuticals Co. Ltd. (Pharmaceuticals & Biotechnology)	45,230
4,000	Takeda Chemical Industries Ltd. (Pharmaceuticals & Biotechnology)	175,003

		256,058

Netherlands – 0.5%
2,886	QIAGEN NV* (Pharmaceuticals & Biotechnology)	37,239

Switzerland – 12.0%
4,600	Alcon, Inc.* (Health Care Equipment & Services)	159,390
9,019	Novartis AG (Pharmaceuticals & Biotechnology)	377,912
1,950	Roche Holding AG (Pharmaceuticals & Biotechnology)	147,604
1,076	Straumann Holding AG (Health Care Equipment & Services)	86,092
77	Synthes-Stratec, Inc. (Health Care Equipment & Services)	47,673

		818,671

United Kingdom – 8.0%
3,515	AstraZeneca PLC (Pharmaceuticals & Biotechnology)	164,607
14,252	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	344,607
4,659	Shire Pharmaceuticals Group PLC* (Pharmaceuticals & Biotechnology)	34,542

		543,756

United States – 67.7%
2,600	Abbott Laboratories (Pharmaceuticals & Biotechnology)	140,270
1,900	Abgenix, Inc.* (Pharmaceuticals & Biotechnology)	26,809
2,400	Alkermes, Inc.* (Pharmaceuticals & Biotechnology)	48,336
2,400	Allergan, Inc. (Pharmaceuticals & Biotechnology)	158,184
3,900	Amgen, Inc.* (Pharmaceuticals & Biotechnology)	206,232
2,500	Baxter International, Inc. (Health Care Equipment & Services)	142,250
748	Biogen, Inc.* (Pharmaceuticals & Biotechnology)	32,516
4,300	Bristol-Myers Squibb Co. (Pharmaceuticals & Biotechnology)	123,840
1,300	Cambrex Corp. (Health Care Equipment & Services)	53,417
2,500	Celgene Corp.* (Pharmaceuticals & Biotechnology)	49,450
2,300	Cephalon, Inc.* (Pharmaceuticals & Biotechnology)	134,872
2,550	CV Therapeutics, Inc.* (Pharmaceuticals & Biotechnology)	73,797
4,600	Eli Lilly & Co. (Pharmaceuticals & Biotechnology)	303,830
1,900	Forest Laboratories, Inc.* (Pharmaceuticals & Biotechnology)	146,566
2,000	Genentech, Inc.* (Pharmaceuticals & Biotechnology)	71,000
1,700	Genzyme Corp.* (Pharmaceuticals & Biotechnology)	69,598
2,600	Gilead Sciences, Inc.* (Pharmaceuticals & Biotechnology)	80,912
2,000	Guidant Corp.* (Health Care Equipment & Services)	75,200
3,700	HCA, Inc. (Health Care Equipment & Services)	176,823
800	ICOS Corp.* (Pharmaceuticals & Biotechnology)	20,608
2,000	IDEC Pharmaceuticals Corp.* (Pharmaceuticals & Biotechnology)	109,900
1,500	Immunex Corp.* (Pharmaceuticals & Biotechnology)	40,710
1,200	Invitrogen Corp.* (Health Care Equipment & Services)	41,616
4,900	Johnson & Johnson (Pharmaceuticals & Biotechnology)	312,914
4,433	King Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	138,930
2,960	MedImmune, Inc.* (Pharmaceuticals & Biotechnology)	98,864
2,800	Medtronic, Inc. (Health Care Equipment & Services)	125,132
2,200	Merck & Co., Inc. (Pharmaceuticals & Biotechnology)	119,548

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
2,100	Millipore Corp. (Technology Hardware & Equipment)	$83,895
2,300	NPS Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	68,563
1,300	OSI Pharmaceuticals, Inc.* (Pharmaceuticals & Biotechnology)	41,561
10,100	Pfizer, Inc. (Pharmaceuticals & Biotechnology)	367,135
4,500	Pharmacia Corp. (Pharmaceuticals & Biotechnology)	185,535
2,900	Tenet Healthcare Corp.* (Health Care Equipment & Services)	212,773
1,500	UnitedHealth Group, Inc. (Health Care Equipment & Services)	131,715
900	Waters Corp.* (Technology Hardware & Equipment)	24,255
1,200	Wellpoint Health Networks, Inc.* (Health Care Equipment & Services)	90,096
5,200	Wyeth (Pharmaceuticals & Biotechnology)	296,400

		4,624,052

TOTAL COMMON STOCKS
(Cost $6,960,298)		$6,621,248

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.1%

State Street Bank & Trust Euro – Time Deposit
$210,000	1.81%	05/01/2002	$210,000

TOTAL SHORT-TERM OBLIGATION
(Cost $210,000)			$210,000

TOTAL INVESTMENTS
(Cost $7,170,298)			$6,831,248

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Health Care Equipment & Services	20.9%
Pharmaceuticals & Biotechnology	74.4
Technology Hardware & Equipment	1.6

TOTAL COMMON STOCK	96.9%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      25

 GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Performance Summary
April 30, 2002 (Unaudited)

The following graph shows the value, as of April 30, 2002, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Infrastructure and Resources Fund. For comparative purposes, the performance of the Morgan Stanley Capital International (MSCI) World IndexSM and a customized blended index comprised of the Morgan Stanley Capital International (MSCI) World Energy, Materials, Industrials, Utilities & Telecommunication Services Indices with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Infrastructure and Resources Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to April 30, 2002.

Aggregate Total Return through April 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-7.00%	-13.41%	9.80%
Including sales charges	-12.10%	-18.21%	3.79%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-7.50%	-13.79%	9.60%
Including contingent deferred sales charges	-11.20%	-18.10%	4.60%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-7.50%	-13.79%	9.47%
Including contingent deferred sales charges	-7.50%	-14.66%	8.47%

Institutional Class (commenced March 30, 2001)	-6.30%	-12.76%	10.11%

Service Class (commenced March 30, 2001)	-6.80%	-13.22%	9.91%

(a)	Not annualized.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Statement of Investments
April 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 97.2%

France – 11.4%
7,748	European Aeronautic Defence & Space Co. (Capital Goods)	$115,953
969	Lafarge SA (Materials)	91,878
1,365	Schneider Electric SA (Capital Goods)	65,819
1,052	TotalFinaElf SA Class B (Energy)	159,331

		432,981

Ireland – 1.2%
18,464	Kingspan Group PLC (Capital Goods)	46,553

Italy – 6.5%
7,000	ENI SpA (Energy)	107,469
20,000	Snam Rete Gas SpA (Utilities)	56,728
10,500	Telecom Italia SpA (Telecommunication Services)	83,485

		247,682

Japan – 9.6%
11,000	Minebea Co. Ltd. (Capital Goods)	71,932
20,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	74,112
9,000	NGK Insulators Ltd. (Capital Goods)	65,649
2,000	Shin-Etsu Chemical Co. Ltd. (Materials)	82,363
3,800	The Tokyo Electric Power Co. (Utilities)	69,223

		363,279

Mexico – 1.5%
1,500	Telefonos de Mexico SA de CV (Telmex) ADR (Telecommunication Services)	56,760

Netherlands – 3.1%
2,186	Royal Dutch Petroleum Co. (Energy)	115,741

South Africa – 2.7%
1,600	Impala Platinum Holdings Ltd. (Materials)	104,168

Spain – 2.4%
8,382	Telefonica SA (Telecommunication Services)	89,665

Switzerland – 4.0%
1,228	Adecco SA (Commercial Services & Supplies)	77,618
1,220	Syngenta AG (Materials)	75,232

		152,850

United Kingdom – 12.1%
10,183	BP PLC (Energy)	86,845
11,552	easyJet PLC* (Transportation)	80,768
20,048	International Power PLC* (Utilities)	61,032
7,125	Smiths Group PLC (Capital Goods)	84,168
91,741	Vodafone Group PLC (Telecommunication Services)	147,995

		460,808

United States – 42.7%
2,900	Alcoa, Inc. (Materials)	98,687
1,300	American Standard Companies, Inc.* (Materials)	97,110
8,800	AT&T Wireless Services, Inc.* (Telecommunication Services)	78,760
5,600	AT&T Corp. (Telecommunication Services)	73,472
1,000	Deere & Co. (Capital Goods)	44,760
3,700	Energy East Corp. (Utilities)	81,363
1,800	Exelon Corp. (Utilities)	97,740
3,900	Exxon Mobil Corp. (Energy)	156,663
1,200	First Data Corp. (Commercial Services & Supplies)	95,388
800	General Dynamics Corp. (Capital Goods)	77,672
2,800	General Electric Co. (Capital Goods)	88,340
2,200	International Paper Co. (Materials)	91,146
1,800	KeySpan Corp. (Utilities)	63,540
3,600	Pall Corp. (Capital Goods)	74,880
1,600	Parker-Hannifin Corp. (Capital Goods)	79,920
2,400	PPL Corp. (Utilities)	91,464
3,000	SBC Communications, Inc. (Telecommunication Services)	93,180
4,800	Sprint Corp. (PCS Group)* (Telecommunication Services)	53,808
1,200	United Technologies Corp. (Capital Goods)	84,204

		1,622,097

TOTAL COMMON STOCKS
(Cost $3,663,501)		$3,692,584

Preferred Stock – 2.2%

Germany – 2.2%
188	Porsche AG (Automobiles & Components)	$83,882

TOTAL PREFERRED STOCK
(Cost $66,704)		$83,882

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $3,730,205)		$3,776,466

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Statement of Investments (continued)
April 30, 2002 (Unaudited)

Shares	Description	Value
Securities Lending Collateral

84,389	Boston Global Investment Trust – Enhanced Portfolio	$84,389

TOTAL SECURITIES LENDING COLLATERAL
(Cost $84,389)		$84,389

TOTAL INVESTMENTS
(Cost $84,389)		$3,860,855

* Non-income producing security.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Capital Goods	23.7%
Commercial Services & Supplies	4.6
Energy	16.5
Materials	18.8
Telecommunication Services	17.8
Transportation	2.1
Utilities	13.7

TOTAL COMMON AND PREFERRED STOCK	97.2%

† Industry concentrations greater than one tenth of one percent are disclosed.

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Performance Summary
April 30, 2002 (Unaudited)

The following graph shows the value, as of April 30, 2002, of a $10,000 investment made on March 30, 2001 (commencement of operations) in the Institutional Shares of the Goldman Sachs Global Technology Fund. For comparative purposes, the performance of the Morgan Stanley Capital International (MSCI) World IndexSM and the Morgan Stanley Capital International (MSCI) World Information Technology Index with dividends reinvested are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Global Technology Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 30, 2001 to April 30, 2002.

Aggregate Total Return through April 30, 2002	Since Inception	One Year	Six Months(a)

Class A (commenced March 30, 2001)
Excluding sales charges	-26.06%	-42.10%	-9.83%
Including sales charges	-30.11%	-45.27%	-14.82%

Class B (commenced March 30, 2001)
Excluding contingent deferred sales charges	-26.46%	-42.37%	-10.10%
Including contingent deferred sales charges	-29.40%	-45.25%	-14.59%

Class C (commenced March 30, 2001)
Excluding contingent deferred sales charges	-26.56%	-42.45%	-10.22%
Including contingent deferred sales charges	-26.56%	-43.02%	-11.12%

Institutional Class (commenced March 30, 2001)	-25.66%	-41.79%	-9.67%

Service Class (commenced March 30, 2001)	-26.06%	-42.10%	-9.94%

(a)	Not annualized.

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Statement of Investments
April 30, 2002 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%

Finland – 3.2%
9,253	Nokia Oyj (Technology Hardware & Equipment)	$149,640

France – 1.5%
2,100	Business Objects SA ADR* (Software & Services)	70,707

Germany – 3.1%
1,117	SAP AG (Software & Services)	145,449

Israel – 1.6%
4,132	Check Point Software Technologies Ltd.* (Software & Services)	74,996

Japan – 3.7%
4,000	Nippon Ceramic Co. Ltd. (Technology Hardware & Equipment)	44,373
7,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	130,513

		174,886

Netherlands – 2.7%
5,532	ASM Lithography Holding NV* (Technology Hardware & Equipment)	125,528

South Korea – 2.1%
330	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	97,797

Switzerland – 1.1%
1,036	SEZ Holding AG (Technology Hardware & Equipment)	51,747

Taiwan – 2.8%
21,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	28,226
21,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Technology Hardware & Equipment)	53,000
33,800	United Microelectronics Corp. (Technology Hardware & Equipment)	51,670

		132,896

United Kingdom – 3.3%
24,093	ARM Holdings PLC* (Technology Hardware & Equipment)	77,558
48,407	Vodafone Group PLC (Telecommunication Services)	78,089

		155,647

United States – 70.4%
3,000	Accenture Ltd.* (Software & Services)	64,320
1,000	Activision, Inc.* (Software & Services)	31,480
4,800	Applied Materials, Inc.* (Technology Hardware & Equipment)	116,736
4,000	Avocent Corp.* (Technology Hardware & Equipment)	100,000
1,600	Brocade Communications Systems, Inc.* (Technology Hardware & Equipment)	40,944
3,900	CheckFree Corp.* (Commercial Services & Supplies)	79,404
12,600	Cisco Systems, Inc.* (Technology Hardware & Equipment)	184,590
4,400	Crown Castle International Corp.* (Telecommunication Services)	32,120
8,900	Dell Computer Corp.* (Technology Hardware & Equipment)	234,426
1,850	Electronic Arts, Inc.* (Software & Services)	109,243
1,500	Electronic Data Systems Corp. (Software & Services)	81,390
12,600	EMC Corp.* (Technology Hardware & Equipment)	115,164
1,500	First Data Corp. (Commercial Services & Supplies)	119,235
5,500	Integrated Circuit Systems, Inc.* (Technology Hardware & Equipment)	109,450
5,700	Intel Corp. (Technology Hardware & Equipment)	163,077
600	International Business Machines Corp. (Technology Hardware & Equipment)	50,256
4,100	Intersil Corp.* (Technology Hardware & Equipment)	110,085
7,800	Interwoven, Inc.* (Software & Services)	32,916
3,700	Intuit, Inc.* (Software & Services)	144,966
4,400	Microsoft Corp.* (Software & Services)	229,944
6,500	Oracle Corp.* (Software & Services)	65,260
4,400	PMC-Sierra, Inc.* (Technology Hardware & Equipment)	68,464
5,900	QUALCOMM, Inc.* (Technology Hardware & Equipment)	177,944
2,900	Sabre Holdings Corp.* (Commercial Services & Supplies)	134,850
3,300	Siebel Systems, Inc.* (Software & Services)	79,827
6,300	Sun Microsystems, Inc.* (Technology Hardware & Equipment)	51,534
3,400	Symantec Corp.* (Software & Services)	120,394
7,400	Texas Instruments, Inc. (Technology Hardware & Equipment)	228,882

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Shares	Description	Value
Common Stocks – (continued)

United States – (continued)
3,000	VERITAS Software Corp.* (Software & Services)	$85,020
7,700	Witness Systems, Inc.* (Software & Services)	60,591
2,000	Xilinx, Inc.* (Technology Hardware & Equipment)	75,520

		3,298,032

TOTAL COMMON STOCKS
(Cost $4,333,361)		$4,477,325

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.3%

State Street Bank & Trust Euro – Time Deposit
$156,000	1.81%	05/01/2002	$156,000

TOTAL SHORT-TERM OBLIGATION
(Cost $156,000)			$156,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $4,489,361)			$4,633,325

Shares	Description	Value
Securities Lending Collateral

44,270	Boston Global Investment Trust – Enhanced Portfolio	$44,270

TOTAL SECURITIES LENDING COLLATERAL
(Cost $44,270)		$44,270

TOTAL INVESTMENTS
(Cost $44,270)		$4,677,595

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR — American Depositary Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Commercial Services & Supplies	7.1%
Software & Services	29.7
Technology Hardware & Equipment	56.3
Telecommunication Services	2.4

TOTAL COMMON STOCK	95.5%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Assets and Liabilities
April 30, 2002 (Unaudited)

Global Consumer
Growth Fund

Assets:

Investment in securities, at value (identified cost $3,633,245, $4,140,106, $7,170,298, $3,730,205, and $4,489,361, respectively)	$3,636,452
Securities lending collateral, at value	—
Cash, at value	155,175
Receivables:
Investment securities sold, at value	—
Dividends and interest, at value	7,421
Receivable for securities lending income	80
Fund shares sold	16,332
Forward foreign currency exchange contracts, at value	924
Variation margin	—
Reimbursement from adviser	34,873
Other assets, at value	15

Total assets	3,851,272

Liabilities:

Due to bank	—
Payables:
Payable upon return of securities loaned	—
Investment securities purchased, at value	1,886
Fund shares repurchased	—
Amounts owed to affiliates	3,926
Forward foreign currency exchange contracts, at value	32,991
Accrued expenses and other liabilities, at value	40,126

Total liabilities	78,929

Net Assets:

Paid-in capital	3,939,307
Accumulated undistributed net investment income (loss)	2,096
Accumulated net realized loss on investment, futures and foreign currency related transactions	(140,933)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(28,127)

NET ASSETS	$3,772,343

Net asset value, offering and redemption price per share:(a)
Class A	$9.42
Class B	$9.36
Class C	$9.36
Institutional	$9.48
Service	$9.43

Shares Outstanding:

Total shares outstanding:
Class A	23,985
Class B	9,590
Class C	7,693
Institutional	356,988
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	398,406

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares of the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds is $9.97, $10.79, $9.16, $9.84 and $7.81, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund	Sciences Fund	and Resources Fund	Fund

$4,399,857	$6,831,248	$3,776,466	$4,633,325
359,745	—	84,389	44,270
—	36,209	38,350	14,806
193,765	—	39,752	69,659
9,471	5,487	7,636	651
891	—	316	124
25,095	35,969	1,440	472
1,750	986	1,113	7,601
46,143	—	64,037	—
36,086	35,672	34,722	36,729
17	25	14	62

5,072,820	6,945,596	4,048,235	4,807,699

19,545	—	—	—
359,745	—	84,389	44,270
94,199	—	58,991	—
—	9,326	10,885	11,182
4,970	9,485	4,191	6,166
35,440	51,008	44,776	17,654
46,485	42,468	45,107	41,803

560,384	112,287	248,339	121,075

4,414,868	7,808,738	3,971,287	5,434,348
2,459	(22,106)	943	(63,740)
(132,225)	(565,064)	(175,441)	(818,142)
227,334	(388,259)	3,107	134,158

$4,512,436	$6,833,309	$3,799,896	$4,686,624

$10.20	$8.66	$9.30	$7.38
$10.16	$8.62	$9.25	$7.34
$10.17	$8.62	$9.25	$7.33
$10.25	$8.73	$9.37	$7.42
$10.23	$8.68	$9.32	$7.38

45,397	208,843	24,218	50,953
22,185	158,668	12,556	91,272
17,182	47,881	22,268	72,219
355,742	371,563	347,151	419,316
150	150	150	150

440,656	787,105	406,343	633,910

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

Global Consumer
Growth Fund

Investment income:

Dividends(a)	$22,186
Interest(b)	806

Total income	22,992

Expenses:

Management fees	20,443
Custodian fees	46,863
Registration fees	44,177
Professional fees	17,763
Printing fees	14,684
Trustee fees	4,681
Distribution and Service fees(c)	1,080
Transfer Agent fees(c)	970
Other	4,082

Total expenses	154,743

Less — expense reductions	(130,128)

Net expenses	24,615

NET INVESTMENT INCOME (LOSS)	(1,623)

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(73,113)
Foreign currency related transactions	25,884
Net unrealized gain (loss) on:
Investments	351,002
Translation of assets and liabilities denominated in foreign currencies	(27,705)

Net realized and unrealized gain (loss) on investments, futures and foreign currency transactions	276,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$274,445

(a)	For the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds, taxes withheld on dividends were $2,158, $2,781, $1,751, $1,131 and $705, respectively.
(b)	For the Global Consumer Growth, Global Financial Services, Global Infrastructures and Resources and Global Technology Funds, securities lending income was $80, $891, $316 and $124, respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional

Global Consumer Growth Fund	$434	$386	$260	$165	$73	$50	$682
Global Financial Services Fund	884	926	430	336	176	82	735
Global Health Sciences Fund	3,502	6,773	1,914	1,331	1,287	363	729
Global Infrastructure and Resources Fund	506	625	539	192	119	102	655
Global Technology Fund	818	2,781	2,641	311	528	502	1,923

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund	Sciences Fund	and Resources Fund	Fund

$31,066	$29,093	$26,703	$5,908
2,649	2,052	2,051	3,508

33,715	31,145	28,754	9,416

23,665	37,315	20,405	60,660
55,594	46,584	48,018	51,195
43,833	45,125	43,725	45,227
17,763	17,763	17,763	17,763
14,684	14,684	14,684	14,684
4,681	4,681	4,681	4,681
2,240	12,189	1,670	6,240
1,329	3,710	1,068	3,264
4,082	4,082	4,082	4,081

167,871	186,133	156,096	207,795

(138,180)	(129,048)	(130,835)	(131,342)

29,691	57,085	25,261	76,453

4,024	(25,940)	3,493	(67,037)

(15,755)	(443,092)	(13,414)	(795,847)
11,142	—	1,037	—
26,718	23,798	25,705	96,157
412,358	(402,503)	363,923	839,812
(34,094)	(45,310)	(43,696)	(3,013)

400,369	(867,107)	333,555	137,109

$404,393	$(893,047)	$337,048	$70,072

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Changes in Net Assets
For the Six Months Ended April 30, 2002 (Unaudited)

Global Consumer
Growth Fund
From operations:

Net investment income (loss)	$(1,623)
Net realized gain (loss) on investments, futures and foreign currency related transactions	(47,229)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	323,297

Net increase (decrease) in net assets resulting from operations	274,445

Distributions to shareholders:

From net investment
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—

Total distributions to shareholders	—

From share transactions:

Proceeds from sales of shares	702,862
Reinvestment of dividends and distributions	—
Cost of shares repurchased	(462,927)

Net increase (decrease) in net assets resulting from share transactions	239,935

TOTAL INCREASE (DECREASE)	514,380

Net assets:

Beginning of period	3,257,963

End of period	$3,772,343

Accumulated undistributed net investment income (loss)	$2,096

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund	Sciences Fund	and Resources Fund	Fund

$4,024	$(25,940)	$3,493	$(67,037)
22,105	(419,294)	13,328	(699,690)
378,264	(447,813)	320,227	836,799

404,393	(893,047)	337,048	70,072

(568)	—	—	—
(141)	—	—	—
—	—	—	—
(13,804)	—	—	—
(2)	—	—	—
—	—	—	(490)
—	—	—	(639)
—	—	—	(800)
—	—	—	(27,953)
—	—	—	(3)

(14,515)	—	—	(29,885)

1,031,116	2,963,482	1,032,505	2,582,929
14,449	—	—	29,161
(697,975)	(871,790)	(645,265)	(11,211,545)

347,590	2,091,692	387,240	(8,599,455)

737,468	1,198,645	724,288	(8,559,268)

3,774,968	5,634,664	3,075,608	13,245,892

$4,512,436	$6,833,309	$3,799,896	$4,686,624

$2,459	$(22,106)	$943	$(63,740)

The accompanying notes are an integral part of these financial statements.      37

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Statements of Changes in Net Assets
For the Period Ended October 31, 2001

Global Consumer
Growth Fund(a)
From operations:

Net investment income (loss)	$(5,403)
Net realized loss on investments, futures and foreign currency related transactions	(118,655)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(351,424)

Net decrease in net assets resulting from operations	(475,482)

From share transactions:

Proceeds from sales of shares	3,920,559
Cost of shares repurchased	(187,114)

Net increase in net assets resulting from share transactions	3,733,445

TOTAL INCREASE	3,257,963

Net assets:

Beginning of period	—

End of period	$3,257,963

Accumulated undistributed net investment income (loss)	$3,719

(a)	Commencement date of operations was March 30, 2001 for all share classes.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global Financial	Global Health	Global Infrastructure	Global Technology
Services Fund(a)	Sciences Fund(a)	and Resources Fund(a)	Fund(a)

$16,760	$(11,253)	$16,824	$(25,490)
(166,664)	(178,942)	(232,994)	(68,153)
(150,930)	59,554	(317,120)	(702,641)

(300,834)	(130,641)	(533,290)	(796,284)

4,175,636	5,810,393	3,650,382	14,675,784
(99,834)	(45,088)	(41,484)	(633,608)

4,075,802	5,765,305	3,608,898	14,042,176

3,774,968	5,634,664	3,075,608	13,245,892

—	—	—	—

$3,774,968	$5,634,664	$3,075,608	$13,245,892

$12,950	$3,834	$(2,550)	$3,297

The accompanying notes are an integral part of these financial statements.      39

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements
April 30, 2002 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Global Consumer Growth Fund, the Goldman Sachs Global Financial Services Fund, the Goldman Sachs Global Health Sciences Fund, the Goldman Sachs Global Infrastructure and Resources Fund and the Goldman Sachs Global Technology Fund, collectively the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ systems are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will not be reflected in a Fund’s next determined NAV unless the Trust, in its discretion, determines to make an adjustment in light of the nature and significance of the event, consistent with applicable regulatory guidance. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes and reclaims, where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income and capital gain distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The Funds, at their most recent tax year-ends of October 31, 2001, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

		Year of
Fund	Amount	Expiration

Global Consumer Growth	$93,000	2009

Global Financial Services	135,000	2009

Global Health Sciences	116,000	2009

Global Infrastructure and Resources	189,000	2009

     At April 30, 2002, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain (Loss)

Global Consumer Growth	$3,633,520	$349,864	$346,932	$2,932

Global Financial Services	4,158,959	392,102	151,204	240,898

Global Health Sciences	7,199,757	318,920	687,429	(368,509)

Global Infrastructure and Resources	3,730,205	290,923	244,662	46,261

Global Technology	4,607,773	445,367	419,815	25,552

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
April 30, 2002 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Segregation Transactions — The Funds may enter into certain derivative transactions. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

G. Pursuant to Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), and Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serve as the investment advisers to the Funds. Under the Agreements, GSAM and GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manage the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee, computed daily and payable monthly, at an annual rate equal to 1.10% of the average daily net assets of each Fund.
     Each adviser has voluntarily agreed to limit certain “Other Expenses” for the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and extraordinary expenses), to the extent such expenses exceed, on an annual basis, .11% of the average daily net assets of the Funds.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to ..50%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $1,000, $1,000, $6,000, $1,000, and $2,000 during the six months ended April 30, 2002 for the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure & Resources, and Technology Funds, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan. The Service Plan and Shareholder Administration Plan allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance service and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to .25% and .25%, respectively, (on an annualized basis) of the average daily net asset value of the Service Shares.

     For the six months ended April 30, 2002, the Funds’ advisers have voluntarily agreed to reimburse other expenses for the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources and Global Technology Funds. The expense reductions were as follows (in thousands): $130, $138, $129, $131 and $131, respectively.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

3. AGREEMENTS (continued)

     At April 30, 2002, the amounts owed to affiliates were as follows:

	Management	Distribution	Transfer
Fund	Fees	and Service	Agent Fees	Total

Global Consumer Growth	$3,527	$224	$175	$3,926

Global Financial Services	4,217	497	256	4,970

Global Health Sciences	6,502	2,289	694	9,485

Global Infrastructure and Resources	3,635	356	200	4,191

Global Technology	4,608	1,186	372	6,166

4. PORTFOLIO SECURITIES TRANSACTIONS

     The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments), for the six months ended April 30, 2002, were as follows:

		Sales and
Fund	Purchases	Maturities

Global Consumer Growth	$1,260,167	$1,084,373

Global Financial Services	2,742,806	2,242,799

Global Health Sciences	4,644,834	2,575,943

Global Infrastructure and Resources	3,184,786	2,767,983

Global Technology	7,497,291	15,615,217

     For the six months ended April 30, 2002, Goldman Sachs earned approximately $294, $13 and $164 of brokerage commissions from portfolio transactions and futures executed on behalf of the Global Financial Services, Global Health Sciences and Global Infrastructure and Resources Funds, respectively.

     Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. The loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit to the extent not covered by collateral, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Funds and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Funds for the six months ended April 30, 2002, is reported parenthetically on the Statement of Operations. The table below details the following items as of April 30, 2002: 1) market value of the securities on loan by Funds, 2) the amount of cash collateral received for loan transactions and 3) BGA earnings as securities lending agent. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware Business Trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940 and is managed by GSAM. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. For the six months ended April 30, 2002, the Funds did not lend securities to Goldman Sachs.

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

		Cash Collateral	Earnings of BGA
	Market Value of	Received for Loans	Relating to Securities
	Securities on loan as	Outstanding as of	Loaned for Six Months
Fund	of April 30, 2002	April 30, 2002	Ended April 30, 2002

Global Consumer Growth(a)	$—	$—	$14

Global Financial Services	342,020	359,745	157

Global Infrastructure and Resources	80,299	84,389	56

Global Technology	42,132	44,270	22

(a)	While there was lending activity during the six months ended April 30, 2002, there were no loans outstanding as of April 30, 2002.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds realize gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At April 30, 2002, the Global Consumer Growth Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Hong Kong Dollar expiring 6/11/2002	$24,741	$24,744	$3	$—
Pound Sterling expiring 5/15/2002	64,459	65,366	907	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$89,200	$90,110	$910	$—

GOLDMAN SACHS GLOBAL SECTOR FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$661,955	$669,963	$—	$8,008
Hong Kong Dollar expiring 6/11/2002	49,965	49,977	—	12
Japanese Yen expiring 5/16/2002	419,446	429,044	—	9,598
Pound Sterling expiring 5/15/2002	302,090	308,518	—	6,428
Swedish Krona expiring 6/11/2002	27,577	27,809	—	232
expiring 6/11/2002	7,282	7,268	14	—
Swiss Franc expiring 5/14/2002	222,627	231,340	—	8,713

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,690,942	$1,723,919	$14	$32,991

     At April 30, 2002, the Global Financial Services Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$30,063	$30,447	$384	$—
expiring 5/30/2002	39,344	39,271	—	73

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$69,407	$69,718	$384	$73

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
April 30, 2002 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$1,235,426	$1,250,497	$—	$15,071
Japanese Yen expiring 5/16/2002	107,010	109,520	—	2,510
Mexican Peso expiring 7/11/2002	41,732	40,366	1,366	—
Pound Sterling expiring 5/15/2002	566,262	576,982	—	10,720
Swiss Franc expiring 5/14/2002	135,087	140,400	—	5,313
Swedish Krona expiring 6/11/2002	145,485	146,710	—	1,225
Thailand Baht expiring 5/07/2002	45,752	46,280	—	528

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$2,276,754	$2,310,755	$1,366	$35,367

     At April 30, 2002, the Global Health Sciences Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$30,632	$30,576	$—	$56
Pound Sterling expiring 5/15/2002	74,698	75,684	986	—

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$105,330	$106,260	$986	$56

GOLDMAN SACHS GLOBAL SECTOR FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$150,126	$151,952	$—	$1,826
Japanese Yen expiring 5/16/2002	251,574	257,474	—	5,900
Pound Sterling expiring 5/15/2002	640,050	653,069	—	13,019
Swiss Franc expiring 5/14/2002	780,380	810,587	—	30,207

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,822,130	$1,873,082	$—	$50,952

     At April 30, 2002, the Global Infrastructure and Resources Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$31,348	$31,465	$117	$—
Norwegian Krone expiring 5/30/2002	22,710	23,342	632	—
Pound Sterling expiring 5/15/2002	40,400	40,746	364	18

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$94,458	$95,553	$1,113	$18

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
April 30, 2002 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Danish Krone expiring 7/24/2002	$2,996	$3,034	$—	$38
Euro Currency expiring 5/30/2002	1,033,296	1,045,862	—	12,566
Japanese Yen expiring 5/16/2002	365,771	374,147	—	8,376
Norwegian Krone expiring 5/30/2002	22,290	23,735	—	1,445
Pound Sterling expiring 5/15/2002	515,341	525,824	—	10,483
South African Rand expiring 6/11/2002	85,188	90,482	—	5,294
Swiss Franc expiring 5/14/2002	169,053	175,609	—	6,556

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$2,193,935	$2,238,693	$—	$44,758

     At April 30, 2002, the Global Technology Fund had the following outstanding forward foreign exchange contracts to both purchase and sell foreign currencies:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$70,400	$71,043	$643	$—
expiring 5/30/2002	20,722	20,684	—	38
Pound Sterling expiring 5/15/2002	25,830	26,193	363	—
expiring 5/15/2002	18,941	18,918	—	23

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$135,893	$136,838	$1,006	$61

GOLDMAN SACHS GLOBAL SECTOR FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Foreign Currency	Value on
Sale Contracts	Settlement Date	Current Value	Gain	Loss

Euro Currency expiring 5/30/2002	$575,409	$582,407	$—	$6,998
Israeli Shekel expiring 5/31/2002	134,490	127,895	6,595	—
Japanese Yen expiring 5/16/2002	182,647	186,930	—	4,283
Pound Sterling expiring 5/15/2002	201,652	205,753	—	4,101
Swedish Krona expiring 6/11/2002	18,329	18,484	—	155
Swiss Franc expiring 5/14/2002	54,147	56,203	—	2,056

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$1,166,674	$1,177,672	$6,595	$17,593

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2002, the Funds had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Future contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they were traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss, which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At April 30, 2002, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment, which has not been utilized. During the six months ended April 30, 2002, the Funds did not have any borrowings under this facility.

6. OTHER MATTERS

As of April 30, 2002, Goldman, Sachs & Co. was the beneficial owner of approximately 75%, 68%, 38%, 74% and 48% of the Global Consumer Growth, Global Financial Services, Global Health Sciences, Global Infrastructure and Resources, and Global Technology Funds, respectively.

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
April 30, 2002 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended April 30, 2002, is as follows:

	Global
	Consumer Growth Fund

	Shares	Dollars

Class A Shares
Shares sold	9,973	$93,002
Reinvestment of dividends and distributions	—	—
Shares repurchased	(2,656)	(25,871)

	7,317	67,131

Class B Shares
Shares sold	2,869	26,036
Reinvestment of dividends and distributions	—	—
Shares repurchased	(830)	(7,950)

	2,039	18,086

Class C Shares
Shares sold	6,492	61,824
Reinvestment of dividends and distributions	—	—
Shares repurchased	(2,500)	(24,303)

	3,992	37,521

Institutional Shares
Shares sold	55,727	522,000
Reinvestment of dividends and distributions	—	—
Shares repurchased	(42,255)	(404,803)

	13,472	117,197

TOTAL INCREASE (DECREASE)	26,820	$239,935

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global		Global		Global Infrastructure and		Global
Financial Services Fund		Health Sciences Fund		Resources Fund		Technology Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

20,754	$207,107	146,849	$1,399,354	4,997	$45,192	44,542	$400,624
57	554	—	—	—	—	52	490
(6,124)	(61,529)	(21,273)	(204,738)	(2,510)	(22,667)	(17,976)	(159,655)

14,687	146,132	125,576	1,194,616	2,487	22,525	26,618	241,459

7,840	78,146	76,546	747,653	1,899	17,440	82,262	754,797
9	91	—	—	—	—	56	529
(1,386)	(13,629)	(14,864)	(139,881)	(2,476)	(23,404)	(7,989)	(66,699)

6,463	64,608	61,682	607,772	(577)	(5,964)	74,329	688,627

15,546	154,860	29,039	284,423	19,940	183,870	71,865	683,735
—	—	—	—	—	—	84	798
(3,029)	(30,457)	(4,884)	(46,734)	—	—	(6,591)	(57,234)

12,517	124,403	24,155	237,689	19,940	183,870	65,358	627,299

59,669	591,003	56,657	532,052	85,213	786,000	84,953	743,773
1,422	13,804	—	—	—	—	2,866	27,344
(57,512)	(592,360)	(53,651)	(480,437)	(62,546)	(599,191)	(1,230,126)	(10,927,957)

3,579	12,447	3,006	51,615	22,667	186,809	(1,142,307)	(10,156,840)

37,246	$347,590	214,419	$2,091,692	44,517	$387,240	(976,002)	$(8,599,455)

 GOLDMAN SACHS GLOBAL SECTOR FUNDS

Notes to Financial Statements (continued)
April 30, 2002 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the period ended October 31, 2001, is as follows:

	Global
	Consumer Growth Fund(a)

	Shares	Dollars

Class A Shares
Shares sold	16,668	$177,339
Shares repurchased	—	—

	16,668	177,339

Class B Shares
Shares sold	12,080	120,956
Shares repurchased	(4,529)	(40,085)

	7,551	80,871

Class C Shares
Shares sold	3,701	39,282
Shares repurchased	—	—

	3,701	39,282

Institutional Shares
Shares sold	357,517	3,581,482
Shares repurchased	(14,001)	(147,029)

	343,516	3,434,453

Service Shares
Shares sold	150	1,500
Shares repurchased	—	—

	150	1,500

TOTAL INCREASE	371,586	$3,733,445

(a)	Commencement date of operations was March 30, 2001 for all share classes.

GOLDMAN SACHS GLOBAL SECTOR FUNDS

Global		Global		Global Infrastructure and		Global
Financial Services Fund(a)		Health Sciences Fund(a)		Resources Fund(a)		Technology Fund(a)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

32,462	$340,427	83,839	$859,768	21,969	$224,517	34,484	$324,379
(1,752)	(16,572)	(572)	(5,967)	(238)	(2,175)	(10,149)	(88,197)

30,710	323,855	83,267	853,801	21,731	222,342	24,335	236,182

20,252	210,317	97,716	992,205	17,763	184,382	18,438	182,448
(4,530)	(39,972)	(730)	(7,621)	(4,630)	(39,309)	(1,495)	(13,711)

15,722	170,345	96,986	984,584	13,133	145,073	16,943	168,737

4,665	50,163	23,726	239,656	2,328	24,256	6,861	60,480
—	—	—	—	—	—	—	—

4,665	50,163	23,726	239,656	2,328	24,256	6,861	60,480

356,164	3,573,229	371,558	3,717,264	324,484	3,215,727	1,601,624	14,106,977
(4,001)	(43,290)	(3,001)	(31,500)	—	—	(40,001)	(531,700)

352,163	3,529,939	368,557	3,685,764	324,484	3,215,727	1,561,623	13,575,277

150	1,500	150	1,500	150	1,500	150	1,500
—	—	—	—	—	—	—	—

150	1,500	150	1,500	150	1,500	150	1,500

403,410	$4,075,802	572,686	$5,765,305	361,826	$3,608,898	1,609,912	$14,042,176

 GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end
	of period	loss(c)	gain (loss)	operations	of period

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2002 - Class A Shares	$8.74	$(0.03)	$0.71	$0.68	$9.42
2002 - Class B Shares	8.71	(0.05)	0.70	0.65	9.36
2002 - Class C Shares	8.71	(0.05)	0.70	0.65	9.36
2002 - Institutional Shares	8.77	—	0.71	0.71	9.48
2002 - Service Shares	8.75	(0.02)	0.70	0.68	9.43
FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	10.00	(0.06)	(1.20)	(1.26)	8.74
2001 - Class B Shares	10.00	(0.08)	(1.21)	(1.29)	8.71
2001 - Class C Shares	10.00	(0.09)	(1.20)	(1.29)	8.71
2001 - Institutional Shares	10.00	(0.01)	(1.22)	(1.23)	8.77
2001 - Service Shares	10.00	(0.04)	(1.21)	(1.25)	8.75

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL CONSUMER GROWTH FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	loss	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

7.78%	$226	1.90%	(0.66)%	8.90%	(7.66)%	30%
7.46	90	2.40	(1.15)	9.40	(8.15)	30
7.46	72	2.40	(1.11)	9.40	(8.11)	30
8.10	3,383	1.25	(0.02)	8.25	(7.02)	30
7.77	1	1.75	(0.46)	8.75	(7.46)	30

(12.60)	146	1.90	(1.11)	11.99	(11.20)	20
(12.90)	66	2.40	(1.53)	12.49	(11.62)	20
(12.90)	32	2.40	(1.62)	12.49	(11.71)	20
(12.30)	3,013	1.25	(0.20)	11.34	(10.29)	20
(12.50)	1	1.75	(0.67)	11.84	(10.76)	20

 GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	investment	value, end
	of period	(loss)(c)	gain (loss)	operations	income	of period

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2002 - Class A Shares	$9.32	$(0.01)	$0.91	$0.90	$(0.02)	$10.20
2002 - Class B Shares	9.30	(0.04)	0.91	0.87	(0.01)	10.16
2002 - Class C Shares	9.30	(0.03)	0.90	0.87	—	10.17
2002 - Institutional Shares	9.36	0.01	0.92	0.93	(0.04)	10.25
2002 - Service Shares	9.34	(0.01)	0.91	0.90	(0.01)	10.23
FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	10.00	(0.04)	(0.64)	(0.68)	—	9.32
2001 - Class B Shares	10.00	(0.07)	(0.63)	(0.70)	—	9.30
2001 - Class C Shares	10.00	(0.06)	(0.64)	(0.70)	—	9.30
2001 - Institutional Shares	10.00	0.05	(0.69)	(0.64)	—	9.36
2001 - Service Shares	10.00	0.03	(0.69)	(0.66)	—	9.34

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL FINANCIAL SERVICES FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	income (loss)	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

9.65%	$463	1.90%	(0.26)%	8.32%	(6.68)%	55%
9.35	225	2.40	(0.80)	8.82	(7.22)	55
9.35	175	2.40	(0.54)	8.82	(6.96)	55
10.06	3,648	1.25	0.30	7.67	(6.12)	55
9.67	1	1.75	(0.17)	8.17	(6.59)	55

(6.80)	287	1.90	(0.67)	10.96	(9.73)	57
(7.00)	146	2.40	(1.30)	11.46	(10.36)	57
(7.00)	43	2.40	(1.00)	11.46	(10.06)	57
(6.40)	3,298	1.25	0.89	10.31	(8.17)	57
(6.60)	1	1.75	0.46	10.81	(8.60)	57

 GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Loss from
		investment operations

	Net asset
	value,	Net	Net realized	Total from	Net asset
	beginning	investment	and unrealized	investment	value, end
	of period	loss(c)	loss	operations	of period

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2002 - Class A Shares	$9.82	$(0.04)	$(1.12)	$(1.16)	$8.66
2002 - Class B Shares	9.80	(0.07)	(1.11)	(1.18)	8.62
2002 - Class C Shares	9.80	(0.07)	(1.11)	(1.18)	8.62
2002 - Institutional Shares	9.86	(0.02)	(1.11)	(1.13)	8.73
2002 - Service Shares	9.83	(0.04)	(1.11)	(1.15)	8.68
FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	10.00	(0.06)	(0.12)	(0.18)	9.82
2001 - Class B Shares	10.00	(0.08)	(0.12)	(0.20)	9.80
2001 - Class C Shares	10.00	(0.08)	(0.12)	(0.20)	9.80
2001 - Institutional Shares	10.00	(0.01)	(0.13)	(0.14)	9.86
2001 - Service Shares	10.00	(0.04)	(0.13)	(0.17)	9.83

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL HEALTH SCIENCES FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	loss	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

(11.81)%	$1,809	1.90%	(0.94)%	5.70%	(4.74)%	39%
(12.04)	1,368	2.40	(1.50)	6.20	(5.30)	39
(11.95)	413	2.40	(1.51)	6.20	(5.31)	39
(11.46)	3,242	1.25	(0.34)	5.05	(4.14)	39
(11.70)	1	1.75	(0.81)	5.55	(4.61)	39

(1.80)	818	1.90	(0.99)	9.58	(8.67)	29
(2.00)	950	2.40	(1.48)	10.08	(9.16)	29
(2.10)	233	2.40	(1.52)	10.08	(9.20)	29
(1.40)	3,633	1.25	(0.24)	8.93	(7.92)	29
(1.70)	1	1.75	(0.73)	9.43	(8.41)	29

 GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset	Net
	value,	investment	Net realized	Total from	Net asset
	beginning	income	and unrealized	investment	value, end
	of period	(loss)(c)	gain (loss)	operations	of period

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2002 - Class A Shares	$8.47	$(0.02)	$0.85	$0.83	$9.30
2002 - Class B Shares	8.44	(0.04)	0.85	0.81	9.25
2002 - Class C Shares	8.45	(0.04)	0.84	0.80	9.25
2002 - Institutional Shares	8.51	0.01	0.85	0.86	9.37
2002 - Service Shares	8.48	(0.01)	0.85	0.84	9.32
FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	10.00	—	(1.53)	(1.53)	8.47
2001 - Class B Shares	10.00	(0.02)	(1.54)	(1.56)	8.44
2001 - Class C Shares	10.00	(0.03)	(1.52)	(1.55)	8.45
2001 - Institutional Shares	10.00	0.05	(1.54)	(1.49)	8.51
2001 - Service Shares	10.00	0.03	(1.55)	(1.52)	8.48

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE AND RESOURCES FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	income (loss)	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

9.80%	$225	1.90%	(0.33)%	8.95%	(7.38)%	81%
9.60	116	2.40	(0.86)	9.45	(7.91)	81
9.47	206	2.40	(0.89)	9.45	(7.94)	81
10.11	3,252	1.25	0.30	8.30	(6.75)	81
9.91	1	1.75	(0.22)	8.80	(7.27)	81

(15.30)	184	1.90	0.09	12.06	(10.07)	47
(15.60)	111	2.40	(0.33)	12.56	(10.49)	47
(15.50)	20	2.40	(0.50)	12.56	(10.66)	47
(14.90)	2,760	1.25	0.94	11.41	(9.22)	47
(15.20)	1	1.75	0.45	11.91	(9.71)	47

 GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Loss from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from		Net asset
	beginning	investment	and unrealized	investment	From net	value, end
	of period	loss(c)	loss	operations	realized gains	of period

FOR THE SIX MONTHS ENDED APRIL 30, (Unaudited)

2002 - Class A Shares	$8.20	$(0.08)	$(0.72)	$(0.80)	$(0.02)	$7.38
2002 - Class B Shares	8.18	(0.10)	(0.72)	(0.82)	(0.02)	7.34
2002 - Class C Shares	8.18	(0.10)	(0.73)	(0.83)	(0.02)	7.33
2002 - Institutional Shares	8.23	(0.05)	(0.74)	(0.79)	(0.02)	7.42
2002 - Service Shares	8.21	(0.07)	(0.74)	(0.81)	(0.02)	7.38
FOR THE PERIOD ENDED OCTOBER 31,(d)

2001 - Class A Shares	10.00	(0.09)	(1.71)	(1.80)	—	8.20
2001 - Class B Shares	10.00	(0.12)	(1.70)	(1.82)	—	8.18
2001 - Class C Shares	10.00	(0.10)	(1.72)	(1.82)	—	8.18
2001 - Institutional Shares	10.00	(0.05)	(1.72)	(1.77)	—	8.23
2001 - Service Shares	10.00	(0.08)	(1.71)	(1.79)	—	8.21

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Class A, Class B, Class C, Institutional and Service Share activity commenced on March 30, 2001.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TECHNOLOGY FUND

				Ratios assuming no
				expense reductions

			Ratio of		Ratio of
	Net assets	Ratio of	net investment	Ratio of	net investment
	at end of	net expenses	loss	expenses	loss	Portfolio
Total	period	to average	to average	to average	to average	turnover
return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

(9.83)%	$376	1.90%	(1.72)%	4.28%	(4.10)%	70%
(10.10)	670	2.40	(2.23)	4.78	(4.61)	70
(10.22)	529	2.40	(2.23)	4.78	(4.61)	70
(9.67)	3,111	1.25	(1.08)	3.63	(3.46)	70
(9.94)	1	1.75	(1.62)	4.13	(4.00)	70

(18.00)	200	1.90	(1.73)	9.80	(9.63)	70
(18.20)	139	2.40	(2.23)	10.30	(10.13)	70
(18.20)	56	2.40	(2.21)	10.30	(10.11)	70
(17.70)	12,850	1.25	(0.94)	9.15	(8.84)	70
(17.90)	1	1.75	(1.39)	9.65	(9.29)	70

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $320 billion in assets under management — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSMand CORESMare service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Patrick T. Harker
Mary Patterson McPherson
Alan A. Shuch
Wilma J. Smelcer
Richard P. Strubel
Kaysie P. Uniacke

OFFICERS
Gary Black, *President*
James A. Fitzpatrick, *Vice President*
James A. McNamara, *Vice President*
John M. Perlowski, *Treasurer*
Howard B. Surloff, *Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Goldman Sachs Global Consumer Growth Fund is concentrated in consumer products and services stocks and will be particularly affected by the risks of government regulation, competition, and changing economic conditions.

The Goldman Sachs Global Financial Services Fund is concentrated in financial services stocks and will be particularly affected by the risks of changing economic conditions, interest rates, and government regulation.

The Goldman Sachs Global Health Sciences Fund is concentrated in health sciences stocks and will be particularly affected by the risks of government regulation and intense competition.

The Goldman Sachs Global Infrastructure and Resources Fund is concentrated in infrastructure and resource-related stocks and will be particularly affected by the risks of changing economic conditions, the level and volatility of commodity prices, and government regulation.

The Goldman Sachs Global Technology Fund is concentrated in technology and technology-related stocks and will be particularly affected by the risks of intense competition, rapid obsolescence, and government regulation.

For each Goldman Sachs Global Sector Fund, investments in non-U.S. and emerging markets securities may involve above-average volatility.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds' returns consequently may be attributable to their investments in IPOs, which may have a magnified impact due to the Funds' small asset base. As the Funds' assets grow, it is probable that the effect of the Funds' investments in IPOs on their total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Funds.

Copyright 2002 Goldman, Sachs & Co. All rights reserved. Date of first use: June 29, 2002 / 02-02-1084

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